Asset Retirement Obligations	12 Months Ended
Dec. 31, 2014
Asset Retirement Obligation Disclosure [Abstract]
Asset Retirement Obligations
16.	ASSET RETIREMENT OBLIGATIONS

The Group has numerous asset removal obligations that it is required to perform under law or contract once an asset is permanently taken out of service. The main part of these obligations is not expected to be paid for many years, and will be funded from general Group resources at the time of removal. The Group’s asset retirement obligations primarily relate to its steel and mining production facilities with related landfills and dump areas and its mines.

The following table presents the movements in asset retirement obligations for the years ended December 31, 2014, 2013 and 2012:

	2014	2013	2012
Asset retirement obligation at beginning of year	52,568	42,135	34,752
Liabilities incurred in the current year	—	17,509	—
Liabilities disposed in the current year	—	(947)	—
Liabilities settled in the current year	(1,230)	(2,216)	(2,257)
Accretion expense (including related to discontinued operations of $997, $458 and $475 during 2014, 2013 and 2012)	5,960	4,982	4,317
Revision in estimated cash flow	19,668	(5,537)	3,239
Translation difference	(29,776)	(3,358)	2,084

Asset retirement obligation at end of year	47,190	52,568	42,135

Revision in estimated cash flow represented the effect of the changes resulting from the management revisions to the timing and/or the amounts of the original estimates, and is recorded through an increase or decrease in the value of the underlying non-current assets. The effects of revisions in estimated cash flows relate mainly to continuous refinement of future asset removal activities and restoration costs at SKCC, and Yakutugol during the year ended December 31, 2014, at SKCC, SUNP and Yakutugol during the year ended December 31, 2013, at SKCC and Yakutugol during the year ended December 31, 2012 as assessed by the Group with the help of independent environmental engineers.